UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)(Zip Code)

(855) 976-6951

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2026, the Board of Directors (the “Board”) of XPO, Inc. (the “Company”) appointed Mr. Michael Kneeland as a member of the Board, effective July 27, 2026.

Mr. Kneeland is non-executive chairman of United Rentals, the world’s largest equipment rental company. He joined United Rentals in 1998 and subsequently led the company as chief executive officer from 2007 to 2019, including 10 concurrent years as president. He became chairman upon his retirement in 2019. He has also served as a director of GXO Logistics, Inc. since 2025, and non-executive chair of the board of directors of Gildan Activewear Inc. since 2024.

Pursuant to the Company’s bylaws, Mr. Kneeland will serve as a director for an initial term until the Company’s 2027 annual meeting of stockholders or until his successor shall have been duly elected and qualified or until his earlier resignation, retirement, death, disqualification or removal from office.

As a non-employee director, Mr. Kneeland will be entitled to receive an annual cash retainer (currently $80,000) and an annual restricted stock unit (“RSU”) grant (currently $190,000 in value), which is granted on the first business day of each calendar year and vests on the first business day of the next calendar year. The number of RSUs granted is determined by dividing $190,000 by the average of the closing price of the Company’s common stock on the ten trading days immediately preceding the grant date. On July 27, 2026, Mr. Kneeland received a prorated grant of 388 RSUs that will vest on January 4, 2027, subject to his continued service as a director of the Company.

Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Kneeland that would be reportable under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Kneeland and any other persons pursuant to which Mr. Kneeland was selected as a director, and Mr. Kneeland has no family relationships with any of the Company’s directors or executive officers.

Item 8.01. Other Events.

On July 27, 2026, the Company issued a press release announcing the appointment of Mr. Kneeland to the Board. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated July 27, 2026, issued by XPO, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2026	XPO, INC.

	By:	/s/ Kyle Wismans
Kyle Wismans
Chief Financial Officer